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                                                                    EXHIBIT 4.1

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-------------------           724 SOLUTIONS INC.             ------------------
      NUMBER                INCORPORATED UNDER THE                 SHARES
-------------------     CANADA BUSINESS CORPORATIONS ACT     ------------------

                                                      ---------------------
THIS                                                    CUSIP 81788Q 20 9
CERTIFIES                                             ---------------------
THAT


IS THE
REGISTERED
HOLDER OF

          FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE
                            OF THE CAPITAL STOCK OF

                               724 SOLUTIONS INC.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

     The common shares that this certificate represents have rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of: (i) the rights, privileges, restrictions and conditions attached to the common shares and to each class authorized to be issued and to each series in so far as the same have been fixed by the directors; and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers.

     DATED:
            ..........................



COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY OF CANADA      TORONTO        Greg Wolfond    Glenn Barrett
TRANSFER AGENT AND REGISTRAR                              CHAIRMAN        CHIEF FINANCIAL OFFICER


BY: ...............................................
                                 AUTHORIZED OFFICER


COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY, INC.          DENVER, COLORADO
TRANSFER AGENT AND REGISTRAR

BY: ...............................................
                                 AUTHORIZED OFFICER


              Transferable in Toronto, Ontario and Denver, Colorado


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 DOCUMENT CONTROL/
   SERIAL NUMBER

      000000

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     FOR VALUE RECEIVED, the undersigned        POUR VALEUR RECUE, le soussigne
hereby sells, assigns and transfers        vend, cede et transfere par les
unto                                       presentes a

         PLEASE INSERT SOCIAL INSURANCE OR TAX I.D. NUMBER OF TRANSFEREE
         --------------------------------------------------------------
        |      |      |      |      |      |      |      |      |      |
        |      |      |      |      |      |      |      |      |      |
         --------------------------------------------------------------
          INDIQUER LE NUMERO D'ASSURANCE SOCIALE OU D'IDENTIFICATION DE
                         CONTRIBUABLE DU CESSIONNAIRE



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       (Name and address of transferee / Nom et adresse du cessionnaire)

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                                                                  common shares
------------------------------------------------------------ actions ordinaires

registered in the name of the              inscrites au nom du soussigne dans
undersigned on the books of the            les registres de la societe nommee
Corporation named on the face of this      au recto du present certificat et
certificate and represented hereby,        representees par les presentes, et
and irrevocably constitutes and            constitue et nomme irrevocablement
appoints


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the attorney of the undersigned to         a titre de fonde de pouvoir du
transfer the said common shares on         soussigne pour transferer lesdites
the register of transfers and books of     actions ordinaires dans le registre
the Corporation with full power of         des transferts et les livres de la
substitution hereunder.                    societe avec plein pouvoir de
                                           substitution en vertu des presentes.


        DATED / FAIT LE :



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        (Signature of Witness /                 (Signature of Shareholder /
         Signature du temoin)                    Signature de l'actionnaire)


NOTICE: The signature to this assignment   AVIS : La signature figurant sur la
        must correspond with the name as          presente cession doit corres-
        written upon the face of the              pondre en tous points au nom
        certificate, in every particular,         figurant au recto du
        without alteration or enhance-            certificat sans aucun change-
        ment, or any change whatever.             ment ni ajout, quel qu'il
        The signature of the transferor           soit. La signature du cedant
        must be guaranteed by a bank,             doit etre garantie par une
        trust company or registered               banque, une societe de fiducie
        securities dealer.                        ou un courtier en valeurs
                                                  mobilieres inscrit.


        Signature Guaranteed By:
        Signature garantie par :